SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

THE PEOPLES BANCTRUST COMPANY, INC.

(Exact name of Registrant as Specified in Charter)

Alabama	0-13653	63-0896239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 Broad Street, Selma, Alabama 36701

(Address of Principal Executive Offices)

(334) 875-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE (PROVIDED UNDER ITEM 12)

The following information is furnished pursuant to Item 12 (“Results of Operations and Financial Condition”) of Form 8-K in accordance with the interim guidance provided by Securities and Exchange Commission Release No. 33-8216.

On April 16, 2003, the Registrant announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2003	THE PEOPLES BANCTRUST COMPANY, INC.

	By:	/s/ ELAM P. HOLLEY, JR.
	Name:	Elam P. Holley, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated April 16, 2003, issued by the Registrant.